                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 16, 2000

                                  CMGI, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                 000-23262         04-2921333
    ----------------------         -----------       ------------------
    (State or other juris-         (Commission       (IRS Employer
  diction of incorporation)        File Number)      Identification No.)


   100 Brickstone Square, Andover, MA                    01810
  -------------------------------------------         ----------
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (978) 684-3600

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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The Registrant hereby files the following financial statements and pro forma financial information, which are attached as exhibits to this report:

Audited consolidated balance sheet of AdForce, Inc. as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for the year ended December 31, 1999. See Exhibit 99.1.

Audited consolidated balance sheet of Flycast Communications Corporation as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for the year ended December 31, 1999. See Exhibit 99.2.

Unaudited Pro Forma condensed combined financial information of Registrant for the nine months ended April 30, 2000 and the twelve months ended July 31, 1999. See Exhibit 99.3.

Item 7.  Exhibits.
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  (c) Exhibits:
      --------

      23.1     Consent of KPMG LLP

      23.2     Consent of KPMG LLP

      99.1 Audited consolidated balance sheet of AdForce, Inc. as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for the year ended December 31, 1999.

      99.2 Audited consolidated balance sheet of Flycast Communications Corporation as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity(deficit) and cash flows for the year ended December 31, 1999.

      99.3 Unaudited Pro Forma condensed combined financial information of Registrant for the nine months ended April 30, 2000 and the twelve months ended July 31, 1999.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2000                 CMGI, Inc.
                                      ----------
                                      (Registrant)



                                      By:  /s/ Andrew J. Hajducky, III
                                      --------------------------------
                                      Andrew J. Hajducky III
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


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                               EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

 23.1          Consent of KPMG LLP

 23.2          Consent of KPMG LLP

 99.1 Audited consolidated balance sheet of AdForce, Inc. as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for the year ended December 31, 1999.

 99.2 Audited consolidated balance sheet of Flycast Communications Corporation as of December 31, 1999, and the related consolidated statements of operations, common stockholders' equity (deficit) and cash flows for the year ended December 31, 1999.

 99.3 Unaudited pro forma condensed combined financial information of registrant for the nine months ended April 30, 2000 and the twelve months ended July 31, 1999.